UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 9, 2009
EQUITY ONE, INC.

(Exact name of registrant as specified in its charter)
Maryland

(State or other jurisdiction of incorporation)

001-13499	52-1794271

(Commission File Number)	(IRS Employer Identification No.)

1600 NE Miami Gardens Drive
North Miami Beach, Florida	33179

(Address of principal executive offices)	(Zip Code)
(305) 947-1664

(Registrant’s telephone number, including area code)
N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On December 9, 2009, Equity One, Inc., a Maryland corporation (“Equity One” or the “Company”), certain of the Company’s subsidiaries (the “Guarantors”) and U.S. Bank National Association (“U.S. Bank”), as trustee, entered into a supplemental indenture (“Supplemental Indenture No. 12”) to the indenture dated as of September 9, 1998 among the Company, U.S. Bank, as successor to SunTrust Bank, as trustee, and each of the guarantors set forth therein. Also on December 9, 2009, pursuant to Supplemental Indenture No. 12, the Company issued $250 million in aggregate principal amount of its 6.25% senior unsecured notes due 2014 (the “Notes”) in an underwritten public offering. The Notes are unconditionally guaranteed by the Guarantors and are registered under the Securities Act of 1933, as amended, pursuant to Equity One’s shelf registration statement on Form S-3 (Registration No. 333-158195).
     The Notes are the general senior unsecured obligations of the Company and rank equal in right of payment with all of the Company’s existing and future unsubordinated indebtedness. The Notes bear interest at a rate of 6.25% per annum, which will accrue from December 9, 2009, and will be payable semiannually in arrears on June 15 and December 15 of each year, beginning on June 15, 2010, to holders of record of such Notes registered in the security register on the preceding June 1 or December 1, whether or not a business day. The Notes will mature on December 15, 2014 unless earlier redeemed by the Company. The Company may, at its option, redeem the Notes in whole at any time or in part from time to time on not less than 30 and not more than 60 days’ prior written notice mailed to the holders of the Notes to be redeemed. The Notes will be redeemable at a price equal to the principal amount of the Notes being redeemed, plus accrued and unpaid interest to the date of redemption and a “make-whole” premium, if any, calculated under Supplemental Indenture No. 12.
     The foregoing descriptions of the Notes and Supplemental Indenture No. 12 do not purport to be complete and are qualified in their entirety by reference to the full text of Supplemental Indenture No. 12 (including the form of the Notes), a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference thereto.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits.

4.1	Supplemental Indenture No. 12 dated as of December 9, 2009 among Equity One, Inc., the guarantors named therein and U.S. Bank National Association.

5.1	Opinion of Venable LLP.

5.2	Opinion of Greenberg Traurig, P.A. and LLP.

23.1	Consent of Venable LLP (included in Exhibit 5.1 hereto).

23.2	Consent of Greenberg Traurig, P.A. and LLP (included in Exhibit 5.2 hereto).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY ONE, INC.
Date: December 9, 2009	By:	/s/ Arthur L. Gallagher
Arthur L. Gallagher
Executive Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

4.1	Supplemental Indenture No. 12 dated as of December 9, 2009 among Equity One, Inc., the guarantors named therein and U.S. Bank National Association.

5.1	Opinion of Venable LLP.

5.2	Opinion of Greenberg Traurig, P.A. and LLP.

23.1	Consent of Venable LLP (included in Exhibit 5.1 hereto).

23.2	Consent of Greenberg Traurig, P.A. and LLP (included in Exhibit 5.2 hereto).

4